UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
Filed by the Registrant
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Filed by a Party other than the Registrant
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Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Ebix, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.

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Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)
Title of each class of securities to which transaction applies:

(2)
Aggregate number of securities to which transaction applies:

(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)
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(5)
Total fee paid:

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Fee paid previously with preliminary materials.

Payment of Filing Fee (Check the appropriate box):
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
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(2)
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(3)
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(4)
Date Filed:

Ebix, Inc.
1 Ebix Way
Johns Creek, Georgia 30097
October 16, 2018
Dear Stockholder:
On behalf of our Board of Directors, I cordially invite you to a Special Meeting of Stockholders (the “Special Meeting”) of Ebix, Inc., to be held at 9:00 a.m. Eastern Time on Friday, November 16, 2018, at Hyatt Place Johns Creek, 11505 Medlock Bridge Rd., Duluth, GA 30097.
The business of the Special Meeting is described in detail in the attached notice of meeting and proxy statement. Also included is a proxy card and postage paid return envelope.
It is important that your shares are represented and voted at the Special Meeting, regardless of the size of your holdings. Whether or not you plan to attend, please complete and return the enclosed proxy or vote over the telephone or internet, as applicable, to ensure that your shares will be represented at the Special Meeting. If you attend the Special Meeting, you may withdraw your proxy by voting in person.
Sincerely,
/s/ Robin Raina
Chairman of the Board and
Chief Executive Officer

EBIX, INC.
1 EBIX WAY
JOHNS CREEK, GEORGIA 30097

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 16, 2018

TO THE STOCKHOLDERS OF EBIX, INC.:
NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders of Ebix, Inc., a Delaware corporation, will be held at Hyatt Place Johns Creek, 11505 Medlock Bridge Rd., Duluth, GA 30097, at 9:00 a.m., Eastern Time, on Friday November 16, 2018, and at any adjournment or postponement thereof (the “Special Meeting”). This Notice of Special Meeting and Proxy Statement describe the following matters proposed by our board of directors (“Board”) to be considered and voted upon by our stockholders at the Special Meeting:
(1)
to approve and adopt an amendment to our certificate of incorporation to increase our authorized common stock to 220,000,000 shares, $0.10 par value (the “Amendment”);

(2)
to approve the adjournment of the Special Meeting, if necessary or appropriate as determined by the Board, to solicit additional proxies; and

(3)
to transact such other further business that may be presented by the Board at the Special Meeting or any postponement or adjournment thereof.

Only stockholders at the close of business on October 11, 2018, the record date, are entitled to receive notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof.
We are asking you to approve the increase in the authorized shares because our Board has declared a five-for-one (5 for 1) stock split, to be effected by a stock dividend, subject to stockholder approval of the Amendment. We believe the Amendment and the stock split will provide the Company with increased flexibility for potential business and financial transactions.
Your vote is important. Whether you own relatively few or a large number of shares of our stock, it is important that your shares be represented and voted at the Special Meeting. If you are unable to attend the meeting in person, I urge you to complete, date, and sign the enclosed proxy card and promptly return it to us in the envelope provided.
A quorum of stockholders must be present at the Special Meeting for any business to be conducted. The presence at the Special Meeting, in person or by proxy, of the holders of record of a majority in voting interest of the shares of stock of Ebix, Inc. entitled to be cast as of the record date will constitute a quorum. Abstentions will be treated as shares present for quorum purposes. “Broker non-votes” as described in this Proxy Statement will be treated as shares present for quorum purposes. On the record date, there were 31,582,549 shares of our common stock outstanding.
If a quorum is not present at the Special Meeting, the stockholders who are represented may adjourn the Special Meeting until a quorum is present.
We believe the Amendment is in the best interest of the company and our stockholders. Please consider the enclosed carefully. We hope you will support the Amendment with your vote.
Whether or not you plan to attend the Special Meeting, please complete, sign, date and return the enclosed proxy in the envelope provided or vote over the telephone or internet, as applicable.
By Order of the Board of Directors
/s/ Robin Raina
Chairman of the Board and
Chief Executive Officer
Dated: October 16, 2018

EBIX, INC.
1 EBIX WAY
JOHNS CREEK, GEORGIA 30097
(678) 281-2020

INFORMATION CONCERNING SOLICITATION AND VOTING
FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 16, 2018

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND VOTING
Q:
Why am I being asked to review these materials?

A:
Ebix, Inc. (“Ebix,” the “Company” or “we”) is providing these proxy materials to you in connection with the solicitation of proxies by the Ebix Board of Directors (the “Board”) for use at a special meeting of stockholders to be held on Friday November 16, 2018, at 9:00 a.m. Eastern Time, and any adjournments or postponements thereof (the “Special Meeting”). The Special Meeting will take place at Hyatt Place Johns Creek, 11505 Medlock Bridge Rd., Duluth, GA 30097. Our Board is soliciting proxies for the purposes set forth in this Proxy Statement and the accompanying Notice of Special Meeting of Stockholders. Stockholders are invited to attend the Special Meeting and are requested to vote on the proposals described in this proxy statement. It is anticipated that this proxy statement and the form of proxy solicited on behalf of our Board will be filed with the Securities and Exchange Commission (“SEC”) and mailed to our stockholders on or about October 16, 2018.

Q:
What information is contained in these materials?

A:
The information included in this proxy statement relates to the proposals to be voted on at the Special Meeting and the voting process.

Q:
What does it mean if I received more than one proxy or voting instruction form?

A:
It means that your shares are registered differently or are in more than one account. Please provide voting instructions for each proxy you receive to help ensure that all of your shares are voted.

Q:
On what proposals will Ebix stockholders vote at the Special Meeting?

A:
At this Special Meeting, we are asking you to approve and adopt an amendment to the Company’s Certificate of Incorporation to increase the authorized shares of common stock to 220,000,000 (the “Amendment”) because, as previously announced, the Board has declared a five-for-one (5 for 1) stock split, to be effected by a stock dividend subject to stockholder approval of the Amendment. We believe this stock split will further improve our liquidity and make our shares more accessible, both to institutions and to the individual shareholders and will provide the Company with increased flexibility for potential business and financial transactions. In addition, the Amendment will provide the Company with sufficient shares to provide equity incentives for our executives, directors, employees and consultants.

At this Special Meeting, we are also asking you to approve an adjournment of the Special Meeting, if necessary or appropriate, as determined by the Board, to solicit additional proxies in the event that there are insufficient shares voting in favor of Amendment.
For a more detailed discussion of each of these proposals, please see the information included elsewhere in the proxy statement relating to these proposals.
Q:
What are the Board’s voting recommendations?

A:
The Board recommends that you vote your shares “FOR” the amendment to the Company’s Certificate of Incorporation and “FOR” an adjournment of the Special Meeting, if necessary or appropriate, as determined by the Board, to solicit additional proxies

If you give us your signed proxy but do not specify how to vote, we will vote your shares: (1) to approve and adopt an amendment to our certificate of incorporation to increase our authorized capital to 220,000,000 shares of common stock; and (2) to approve the adjournment of the Special Meeting, if necessary or appropriate, as determined by the Board, to solicit additional proxies.
We are not aware of any matter to be presented at the Special Meeting other than those described in the Notice of Meeting. If any other matters are properly brought before the Special Meeting for consideration, the person named on your proxy will have the discretion to vote your shares according to such person’s best judgment.
Q:
Who is entitled to vote at the Special Meeting?

A:
Holders of our common stock outstanding as of the close of business on October 11, 2018, the record date, are entitled to vote at the Special Meeting. As of the record date, there were 31,582,549 shares of common stock outstanding. On each proposal presented for a vote at the Special Meeting, each stockholder is entitled to one vote for each share of common stock owned as of the record date.

Q:
What is the difference between a stockholder of record and a stockholder who holds stock in street name?

A:
If your shares are registered in your name, you are a stockholder of record with respect to those shares. As a stockholder of record, you have the right to vote in person at the Special Meeting or to vote by proxy on the proxy card included with these materials.

If your shares are held in the name of your broker, bank or other nominee, you are considered to be the “beneficial owner” of such shares, which are held in “street name.” If your shares are held in street name, your bank or brokerage firm (the record holder of your shares) forwarded these proxy materials, along with a voting instruction card, to you. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your bank or brokerage firm, it will nevertheless be entitled to vote your shares with respect to “routine” items, but it will not be permitted to vote your shares with respect to “non-routine” items. In the case of a non-routine item, your shares will be considered “broker non-votes” on that proposal.
Q:
If I hold my shares in street name through my broker, will my broker vote these shares for me?

A:
If you provide instructions on how to vote by following the instructions provided to you by your broker, your broker will vote your shares as you have instructed. If you do not provide your broker with voting instructions, your broker will vote your shares only if the proposal is a “routine” management proposal on which your broker has discretion to vote. On matters considered “non-routine,” brokers may not vote your shares without your instruction. Shares that brokers are not authorized to vote are referred to as “broker non-votes.”

We believe both the proposal to amend the Company’s Certificate of Incorporation and the proposal to adjourn the Special Meeting, if necessary or appropriate, as determined by the Board, to solicit additional proxies are considered “routine” proposals and as such, brokers are permitted to vote uninstructed shares with respect to such proposals.
Q:
What are the quorum requirements for the Special Meeting?

A:
The presence of holders of record of a majority in voting interest of the shares of stock of the Company entitled to be voted in person or by proxy constitutes a quorum for the Special Meeting. Both abstentions and broker non-votes are counted as present for purpose of determining the presence of a quorum.

Q:
What is the voting requirement to approve each of the proposals?

A:
The proposal to approve and adopt the amendment of the Certificate of Incorporation to increase the Company’s number of authorized shares of common stock requires the affirmative vote of the holders of a majority of the outstanding shares of our common stock entitled to vote at the Special Meeting. As a result, abstentions, failures to vote and broker non-votes will have the same effect as a vote “against” this proposal.

If a quorum is present, the proposal to approve one or more adjournments to the Special Meeting requires the affirmative vote of a majority in voting interest of the stockholders present in person or by proxy and entitled to vote on the matter. As a result, abstentions will have the effect of an “AGAINST” vote on this matter and broker non-votes and failures to vote will have no impact on the vote for this proposal.
If no quorum is present, the proposal to approve one or more adjournments to the Special Meeting requires the affirmative vote of a majority in voting interest of the stockholders present in person or by proxy and entitled to vote thereat. As a result, abstentions and broker non-votes will have the effect of an “AGAINST” vote on this matter and failures to vote will have no impact on the vote of this proposal.
Q:
What do I need to do now to vote at the Special Meeting?

A:
To ensure shares are voted, stockholders of record may vote their shares in any of four ways:

•
Submitting a Proxy by Mail:   If you choose to submit your proxy by mail, simply mark your proxy, date and sign it and return it in the postage-paid envelope provided;

•
Submitting a Proxy by Telephone:   Submit a proxy for your shares by 11:59 p.m., Eastern Standard Time, on November 15, 2018 by telephone by using the toll-free telephone number provided on your proxy card. Telephone voting is available 24 hours a day;

•
Submitting a Proxy by Internet:   Submit your proxy via the internet. The website for internet proxy voting is on your proxy card. Internet proxy voting is also available 24 hours a day and will close at 11:59 p.m., Eastern Standard Time, on November 15, 2018; or

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Voting in Person:   If you were registered as a stockholder on our books on October 11, 2018 or if you have a letter from your broker identifying you as a beneficial owner of our shares as of that date and granting you a legal proxy, you may vote in person by attending the Special Meeting.

If you submit a proxy by telephone or via the internet, you should not return your proxy card. Instructions on how to submit a proxy by telephone or via the internet are located on the proxy card enclosed with this proxy statement.
Street name holders may submit a proxy by telephone or the internet, if their bank or broker makes these voting methods available, in which case the bank or broker will enclose related instructions with this proxy statement. If you hold your shares through a bank or broker, follow the voting instructions you receive from your bank or broker.
Q:
Can I change my vote or revoke my proxy?

A:
Yes. If you are a stockholder of record, you may change your vote or revoke your proxy at any time before the applicable vote at the Special Meeting by:

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Delivering to Computershare Shareowner Services a written notice, bearing a date later than the proxy, stating that you revoke the proxy;

•
Submitting a later-dated proxy relating to the same shares by mail, telephone or the internet prior to the applicable vote at the Special Meeting; or

•
Attending the Special Meeting and voting in person (although attendance at the Special Meeting will not, by itself, revoke a proxy).

You should send any written notice or a new proxy card to: Ebix, Inc. c/o Computershare Shareowner Services, P.O. Box 3550, South Hackensack, NJ 07606-9250, or follow the instructions provided on your proxy card to submit a proxy by telephone or via the internet. You may request a new proxy card by calling Computershare Shareowner Services, Proxy Processing at 1-800-370-1163 (toll-free).

Q:
Will anyone contact me regarding this vote?

A:
We have retained Computershare Shareowner Services to distribute proxy solicitation materials to brokers, banks, and other nominees The fee for this firm’s services is estimated to be $5,000, plus reimbursement for reasonable out-of-pocket costs and expenses.

In addition to solicitation by mail, our directors, officers and employees may solicit proxies from stockholders by telephone, letter, facsimile or in person but will not receive any additional compensation for these services. Following the original mailing of the proxy solicitation materials, we will request brokers, custodians, nominees and other record holders to forward copies of the proxy statement and related soliciting materials to beneficial owners for whom they hold shares of our common stock and to request authority for the exercise of proxies. In such cases, upon the request of the record holders, we will reimburse such holders for their reasonable expenses.
Q:
Who has paid for this proxy solicitation?

A:
All expenses incurred in connection with the solicitation of proxies, including the printing and mailing of this proxy statement, will be borne by Ebix.

Q:
Where can I find the voting results of the Special Meeting?

A:
We will announce preliminary voting results at the Special Meeting and publish final detailed voting results on a Form 8-K, which we expect to file with the SEC within four business days after the Special Meeting.

Q:
Are there any dissenters’ rights or appraisal rights with respect to any of the proposals described in this proxy statement?

A:
There are no rights of appraisal or similar dissenter’s rights with respect to any matter to be acted upon pursuant to this proxy statement.

PROPOSAL NO. 1 — APPROVAL OF AN AMENDMENT TO OUR
CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF
AUTHORIZED SHARES OF COMMON STOCK
Proposal
As of the record date 31,582,549 shares of common stock were outstanding and 5,512,983 additional shares were reserved for issuance under our employee compensation plans.
Description of the Amendment
Our Board unanimously approved and declared advisable an amendment to Article IV of the Certificate of Incorporation (the “Amendment”) to increase the number of shares of common stock authorized for issuance under the Certificate of Incorporation to a total of 220,000,000 shares. A copy of the Amendment increasing authorized common stock is attached to this proxy statement as Annex A. The information in this proxy statement is qualified in its entirety by the complete text of the Amendment.
If the Amendment is approved and adopted by a majority of our outstanding shares of common stock, it will become effective upon its filing with the Secretary of State of the State of Delaware (or a later date and time specified in that filing). The Company expects to file the Amendment with the Secretary of State of the State of Delaware shortly after its approval by stockholders. The authorized but unissued shares of common stock would be available for issuance from time to time for such purposes and for such consideration as the Board may determine to be appropriate without further action by the stockholders, except for those instances in which applicable law or stock exchange rules require stockholder approval. The additional shares of authorized common stock, when issued, would have the same rights and privileges as the shares of common stock currently issued and outstanding, including the same voting rights, and rights to dividends and other distributions and will be identical in all other respects to our common stock as now authorized.
Purposes of the Amendment
The primary purpose of the Amendment is to provide enough additional authorized shares so that the Company can conduct a five-for-one (5 for 1) forward split of outstanding common stock which will be effected in the form of a stock dividend in which stockholders on the record date for the stock dividend will receive four additional shares of common stock for each share they hold on such date (the “Stock Dividend.”) The Company announced on September 20, 2018 that the Board has approved the Stock Dividend, subject to stockholder approval of the Amendment. In accordance with the Company’s Certificate of Incorporation and By-laws a stockholder vote is not required for the Stock Dividend, provided there are a sufficient number of shares of Common Stock authorized under the Company’s Certificate of Incorporation.
Other purposes for which additional shares of common stock may be used by us include: (i) to establish additional employee compensation plans or to increase the shares available under current plans, (ii) for issuance in connection with future financing activities of the Company, including public and private offerings of the common stock or upon conversion of other equity or debt securities, (iii) for issuance in connection with future corporate acquisitions, or (iv) for other corporate purposes.
Upon the effective date of the Amendment, we will have approximately 182,904,468 shares of common stock authorized and available for future issuance. If the proposed Amendment of the Certificate of Incorporation is approved, the Board plans to set a record date for the Stock Dividend shortly after the Special Meeting. In connection with the Stock Dividend, the Company will issue approximately 126,210,196 additional shares of common stock to its existing stockholders. In addition, approximately 22,051,932 additional shares will be reserved for issuance under our employee compensation plans. Thus, after the completion of the Stock Dividend, approximately 34,672,340 shares of common stock will be available for future issuance by the Company. Other than the Stock Dividend or as permitted or required under our existing contractual obligations and outstanding options, the Board has no immediate plans, understandings, agreements or commitments to issue additional shares of common stock for any purposes.

The Board believes that the increase in the number of authorized shares of common stock will make a sufficient number of shares available, should we decide to use our shares for one or more of such previously mentioned purposes or otherwise. We reserve the right to seek a further increase in authorized shares from time to time in the future as considered appropriate by the Board.
Background of the Proposal
In 2016, the Board announced a three-for-one forward split (the “Stock Split”) to stockholders of record on July 15, 2016, contingent upon stockholder approval of an amendment to the Certificate of Incorporation to increase the number of authorized shares. At that time, there were not enough authorized shares of common stock to complete the stock split, so the Company planned to hold a special meeting to approve an amendment to the Company’s Certificate of Incorporation; however, on June 15, 2016, Ebix announced that it was postponing its proposed three-for-one stock split in light of its proposed acquisition of Patriot National, Inc. On November 6, 2016, Ebix terminated its discussions regarding the potential acquisition of Patriot National. While the Board did not have any current plans to re-propose a stock split, at its 2017 Annual Meeting the Company proposed and the stockholders approved an amendment to the Company Certificate of Incorporation to increase the authorized shares of common stock from 60,000,000 to 120,000,000 shares (the “Prior Amendment”). The Prior Amendment was approved by more than 87% of the total outstanding shares of Common Stock and was filed with the Secretary of State of Delaware on May 26, 2017.
As the Company has previously disclosed, there is a pending derivative law suit regarding certain issues as described in more detail in the Company’s SEC filings. In connection with this law suit, an issue was raised as to whether or not the Board had properly approved and recommended the Prior Amendment. While the Company believes that the Prior Amendment was properly approved and recommended by the Board to the stockholders, in order to ensure proper corporate approvals have been obtained, the Board has adopted a unanimous written consent action approving and recommending that the stockholders approve and adopt the Amendment, which approves the increase of the number of authorized shares of common stock to 220,000,000 to remove any question about whether the Prior Amendment was properly approved. This approach to the Board approval is an effective way to remove any doubt about the approval of the Prior Amendment because the number of shares outstanding as of the record date for the Special Meeting remains less than the number of shares authorized by the Certificate of Incorporation as in effect before the Prior Amendment was proposed and approved.
Potential Effects of the Amendment
Upon filing the Amendment, the Board may cause the issuance of additional shares of common stock without further vote of our stockholders, except as provided under the Delaware General Corporation Law (or any national securities exchange on which shares of our common stock are then listed or traded). Under our Certificate of Incorporation, our stockholders do not have preemptive rights to subscribe to additional securities which may be issued by the Company, which means that current stockholders do not have a prior right to purchase any new issue of our capital stock in order to maintain their proportionate ownership of common stock. In addition, if the Board elects to issue additional shares of common stock, such issuance could have a dilutive effect on the earnings per share, voting power and holdings of current stockholders.
In addition to the corporate purposes discussed above, the Amendment could, under certain circumstances, have an antitakeover effect. For example, the existence of authorized but unissued shares of common stock could render more difficult or discourage an attempt to obtain control of us by means of a proxy contest, tender offer, merger or otherwise. Although the increased proportion of unissued authorized shares to issued shares could have or be used for an anti-takeover effect, the Amendment is not being proposed in response to any effort of which the Company is aware to accumulate shares of our Common Stock or obtain control of the Company.
Our Common Stock is currently registered under the Securities Exchange Act of 1934, as amended, and the Company is subject to the periodic reporting and other requirements of the Exchange Act. The Amendment will not affect the registration of the Company’s Common Stock under the Exchange Act.
No Appraisal Rights
Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to the Amendment.

The affirmative vote of the holders of a majority of the outstanding shares of common stock entitled to vote at the Special Meeting will be necessary for the approval and adoption of the Amendment. If a majority of the outstanding shares of our common stock are not voted to approve and adopt the Amendment, the increase to the authorized shares of our common stock will not take effect at that time and as a result, the Company will not be able to complete the Stock Dividend.
The Board unanimously recommends that stockholders vote FOR the approval and adoption of the Amendment to the Certificate of Incorporation to increase the number of authorized shares of our common stock to 220 million.

PROPOSAL NO 2 — ADJOURNMENT OF THE SPECIAL MEETING
Our stockholders may be asked to consider and act upon one or more adjournments of the Special Meeting, if necessary or appropriate, as determined by the Board, to solicit additional proxies in favor of the Amendment.
If a quorum is not present at the Special Meeting, our stockholders may be asked to vote on the proposal to adjourn the Special Meeting so that we can solicit additional proxies in favor of the Amendment. If a quorum is present at the Special Meeting, but there are not sufficient votes at the time of the Special Meeting to approve the Amendment, our stockholders may also be asked to vote on the proposal to approve the adjournment of the Special Meeting to permit further solicitation of proxies in favor of the Amendment.
If the adjournment proposal is submitted for a vote at the Special Meeting, and if our stockholders vote to approve the adjournment proposal, the meeting will be adjourned and the Board will use the additional time to solicit additional proxies in favor of approval of the Amendment, including the solicitation of proxies from stockholders that have previously voted against it.
The affirmative vote of a majority in voting interest of the stockholders present in person or by proxy and entitled to vote on the matter will be necessary for the approval of the proposal to adjourn the Special Meeting, if necessary or appropriate as determined by the Board to solicit additional proxies.
The Board unanimously recommends that stockholders vote FOR the adjournment of the Special Meeting, if necessary or appropriate as determined by the Board, to solicit additional proxies.
DISSENTERS’ RIGHT OF APPRAISAL
Stockholders do not have any dissenter or appraisal rights in connection with these actions.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information, as of October 11, 2018, the record date, respecting the beneficial ownership of our outstanding common stock by: (i) any holder of more than 5%; (ii) each of our named executive officers and directors; and (iii) our directors and named executive officers as a group, based on 31,582,549 shares of common stock outstanding. Except as otherwise indicated, each stockholder listed below has sole voting and investment power over the shares beneficially owned:
	Current Beneficial Ownership
	Number of Shares(1)	Percent of Class(2)
Name of Beneficial Owner
Robin Raina(3)	3,816,024	12.1%
Neil D. Eckert(4)	93,668	*
Rolf Herter(5)	87,591	*
Leon d’Apice	63,971	*
Pavan Bhalla(6)	61,466	*
George Hebard(7)	52,625	*
Hans Ueli Keller(8)	29,530	*
James S. Senge, Sr.	24,227	*
Graham Prior	18,506	*
Hans U. Benz(9)	14,909	*
Joseph R. Wright(10)	12,000	*
Sean Donaghy	6,571	*
Directors and executive officers as a group (12 persons)(11)	4,281,088	13.5%
Other Beneficial Holders
FMR LLC(12)	4,718,336	14.9%
Rennes Foundation(13)	3,425,981	10.8%
Blackrock Inc.(14)	3,211,146	10.2%
The Vanguard Group(15)	2,118,575	6.7%

*
Less than 1%.

(1)
For purposes of this table, a person is deemed to be the beneficial owner of a security if he or she: (a) has or shares voting power or dispositive power with respect to such security, or (b) has the right to acquire such ownership within 60 days. “Voting power” is the power to vote or direct the voting of shares, and “dispositive power” is the power to dispose or direct the disposition of shares, irrespective of any economic interest in such shares.

(2)
In calculating the percentage ownership or percent of equity vote for a given individual or group, the number of common shares outstanding includes unissued shares subject to options, warrants, rights or conversion privileges exercisable within 60 days held by such individual or group, but such shares are not deemed outstanding for any other person or group. Percentage is based on 31,582,549 shares of our common stock outstanding as of October 11, 2018.

(3)
Mr. Raina’s ownership includes: (a) 35,411 shares of restricted stock and (b) 217,064 shares held as trustee for the Robin Raina Foundation, a 501(c) charity organization, which were donated by Robin Raina from vested restricted stock grants previously issued to Mr. Raina by the Company and to which Mr. Raina disclaims any beneficial ownership. The Federal Tax ID Number for the foundation is 51-0497387. The address of Mr. Raina is 1 Ebix Way, Johns Creek, Georgia 30097.

(4)
Mr. Eckert’s ownership includes options to purchase 21,000 shares of our common stock which are exercisable as of October 11, 2018, or that will become exercisable within 60 days after that date.

(5)
Mr. Herter’s ownership includes options to purchase 18,750 shares of our common stock which are exercisable as of October 11, 2018, or that will become exercisable within 60 days after that date.

(6)
Mr. Bhalla’s ownership includes options to purchase 12,187 shares of our common stock which are exercisable as of October 11, 2018, or that will become exercisable within 60 days after that date.

(7)
Mr. Hebard’s ownership includes options to purchase 11,625 shares of our common stock which are exercisable as of October 11, 2018, or that will become exercisable within 60 days after that date.

(8)
Mr. Keller’s ownership includes options to purchase 15,250 shares of our common stock which are exercisable as of October 11, 2018, or that will become exercisable within 60 days after that date.

(9)
Mr. Benz’s ownership includes options to purchase 12,000 shares of our common stock which are exercisable as of October 11, 2018, or that will become exercisable within 60 days after that date.

(10)
Mr. Wright’s ownership includes options to purchase 12,000 shares of our common stock which are exercisable as of October 11, 2018, or that will become exercisable within 60 days after that date.

(11)
Includes options to purchase 102,812 shares of our common stock which are exercisable as of October 11, 2018, or that will become exercisable within 60 days after that date.

(12)
Ownership consists of shares of our common stock beneficially owned by FMR LLC, certain of its subsidiaries and affiliates, and other companies (“FMR”) as disclosed on its joint Schedule 13G/A filed with the SEC on February 13, 2018. The address of FMR is 245 Summer Street, Boston, Massachusetts 02210.

(13)
The address of the Rennes Fondation is Rätikonstrasse 13, Vaduz, Principality of Liechtenstein FL-9490. Although Mr. Herter is a director of Rennes Fondation, he disclaims any beneficial ownership of the shares held by Rennes Fondation.

(14)
Ownership consists of shares of our common stock beneficially owned by Blackrock, Inc. and its wholly-owned subsidiaries (“Blackrock”) as disclosed on its Schedule 13G/A filed with the SEC on July 10, 2018. The address of Blackrock is 55 East 52nd Street, New York, New York 10055.

(15)
Ownership consists of shares of our common stock beneficially owned by The Vanguard Group, Inc. and its wholly-owned subsidiaries (collectively, “Vanguard”), as disclosed on Vanguard’s joint schedule 13G/A filed with the SEC on February 9, 2018. The address of Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

OTHER MATTERS
At the time of the preparation of this proxy statement, the Board has not been informed of any other matters to be brought before the Special Meeting other than those proposals specifically set forth in the Notice of Special Meeting and referred to herein. If you execute the enclosed proxy and any other business should come before the meeting, we expect that the persons named in the enclosed proxy will vote your shares in accordance with their best judgment on that matter.
STOCKHOLDER PROPOSALS
The Company encourages stockholders to contact the Corporate Secretary prior to submitting a stockholder proposal. Stockholder proposals must conform to the Company’s Bylaws and the requirements of the SEC.
Pursuant to Rule 14a-8 under the Exchange Act, some stockholder proposals may be eligible for inclusion in our 2019 proxy statement. In order for a stockholder proposal to be considered for inclusion in the proxy material for our 2019 Annual Meeting of Stockholders pursuant to SEC Rule 14a-8, your proposal must be received by our Corporate Secretary no later than March 18, 2019 (unless the meeting date is changed by more than 30 days from August 14, 2019, in which case a proposal must be a received a reasonable time before we print proxy materials for the 2019 Annual Meeting) and must be submitted in compliance with the rule. Proposals should be directed to our Corporate Secretary, Ebix, Inc., 1 Ebix Way, Johns Creek, Georgia 30097, and should comply with the requirements of Rule 14a-8.
If our Corporate Secretary receives at the address listed above any stockholder proposal intended to be presented at the 2019 Annual Meeting without inclusion in the proxy statement for the meeting after May 31, 2019 (unless the meeting date is changed by more than 30 days from the anniversary of the 2018 Annual Meeting, in which case a proposal must be received a reasonable time before we print proxy materials for the 2019 Annual Meeting), SEC Rule 14a-4(c) provides that the proxies designated by the Board will have discretionary authority to vote on such proposal. The proxies designated by the Board also will have such discretionary authority, notwithstanding the stockholder’s compliance with the deadlines described above, if we advise stockholders in the proxy statement for the meeting about the nature of the matter and how management intends to vote on such matter, and the stockholder does not comply with specified provisions of the SEC’s rules.
Stockholders who wish the Corporate Governance Committee to consider their recommendations for nominees for the position of director should submit their recommendations in writing by mail to our Corporate Secretary, Ebix, Inc., 1 Ebix Way, Johns Creek, Georgia 30097.
Section 3.10 of our Bylaws creates certain advance notice requirements for stockholder nominations of directors at both annual and special meetings. To be timely, a director nomination by a stockholder for an annual meeting must be submitted not less than 90 nor more than 120 days before the anniversary date of the immediately preceding annual meeting. In the case of a nomination at a special meeting or if the meeting date is moved by more than thirty days from the anniversary date of the immediately preceding annual meeting, notice of such nomination must be given within ten days that notice of such meeting was provided or made public. Nominations for the 2019 Annual Meeting of Stockholders must be received between April 16, 2019 and May 16, 2019.
In addition, Section 3.10 of our Bylaws requires disclosures relating to the nominees and their relationships with stockholders proposing their nomination. Among other things, Section 3.10 of our Bylaws requires a proposed nominee to: (1) represent and promise that the nominee is not, nor will become, party to any understanding with another person (a) to vote or act as a Director in a certain manner or (b) concerning compensation, reimbursement or indemnification without disclosure to the Company; and (2) represent that, if elected to the Board, such nominee would comply with Regulation FD and Company governance, trading, ethics, stock ownership and other policies.
Section 3.10 of our Bylaws also requires disclosures similar to a stockholder proposing business for an annual meeting. In addition, a proposing stockholder, including its affiliates, must disclose all agreements or other understandings with a director nominee it has proposed, as well as any other material interest involved in such nomination.

HOUSEHOLDING
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single set of proxy materials addressed to those stockholders. This practice, which is commonly referred to as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. Ebix and some brokers household proxy materials unless contrary instructions have been received from the affected stockholders. Ebix will promptly deliver, upon oral or written request, a separate copy of this proxy statement to any stockholder residing at an address to which only one copy was mailed. Requests for additional copies should be directed to Investor Relations, Ebix, Inc., at the address set forth on the front page of this proxy statement. You may also contact the above if you (and other stockholders sharing the same address) are receiving multiple copies of proxy materials and wish to receive only one.
WHERE YOU CAN FIND ADDITIONAL INFORMATION
The Company will provide, without charge to any stockholder upon written request, a copy of the Company’s Annual Report on Form 10-K, including financial statements and schedules thereto, for the fiscal year ended December 31, 2017, as filed with the SEC (without exhibits). All such requests should be delivered to Investor Relations, Ebix, Inc., at the address set forth on the front page of this proxy statement. Copies of exhibits will be provided upon written request and payment of a reasonable fee to cover the costs of reproducing and mailing.
THE BOARD HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE OR VOTE OVER THE TELEPHONE OR INTERNET, AS APPLICABLE. PROMPT RESPONSES WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED. STOCKHOLDERS OF RECORD WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXY CARDS.
Unless you vote by telephone or over the internet, please date, sign and return the proxy card at your earliest convenience in the enclosed return envelope. No postage is required if mailed in the United States.
By Order of Board of Directors of Ebix, Inc.
/s/ Robin Raina
Chairman of the Board and
Chief Executive Officer
Dated: October 16, 2018

Annex A

CERTIFICATE OF AMENDMENT TO THE
CERTIFICATE OF INCORPORATION
Ebix, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify as follows:
FIRST:   That the Board of Directors of the Corporation, in accordance with Section 242 of the DGCL, duly adopted resolutions approving a proposed amendment to the Certificate of Incorporation of the Corporation and calling for the submission of the proposed amendment to the stockholders of the Corporation for consideration thereof.
SECOND:   That thereafter, pursuant to resolutions of its Board of Directors, a meeting of the stockholders of the Corporation was duly called and held, at which meeting the necessary number of shares as required by statute was voted in favor of the amendment.
THIRD:   That the Certificate of Incorporation of the Corporation is hereby amended by deleting the last sentence of the first paragraph of Article IV thereof and replacing it with the following:
“The total number of shares of Common Stock authorized to be issued is 220,000,000 and each such share shall have a par value of ten cents ($.10).”
FOURTH:   That the foregoing amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be executed by its authorized officer, this    day of             , 2018.
A-1

Using a black ink pen, mark your votes with an X as shown inthis example. Please do not write outside the designated areas. XEBIX, INC.02X1AF1 U P X +Special Meeting Proxy Card.C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign BelowNOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.+B Non-Voting ItemsA Proposals — The Board recommends a vote “FOR” Proposals 1 and 2.Change of Address — Please print new address below. Comments — Please print your comments below.IMPORTANT SPECIAL MEETING INFORMATIONFor Against Abstain1. To approve and adopt an amendment to our certificate ofincorporation to increase our authorized common stock to220,000,000 shares, $0.10 par valueFor Against Abstain2. To approve the adjournment of the Special Meeting, ifnecessary or appropriate as determined by the Board, tosolicit additional proxiesqIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.qElectronic Voting InstructionsAvailable 24 hours a day, 7 days a week!Instead of mailing your proxy, you may choose one of the votingmethods outlined below to vote your proxy.VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.Proxies submitted by the Internet or telephone must be received by11:59 p.m., EST, November 15, 2018.Vote by Internet• Go to www.envisionreports.com/EBIX• Or scan the QR code with your smartphone• Follow the steps outlined on the secure websiteVote by telephone• Call toll free 1-800-652-VOTE (8683) within the USA, US territories &Canada on a touch tone telephone• Follow the instructions provided by the recorded message

.Special Meeting of Stockholders — November 16, 2018Hyatt Place Johns Creek11505 Medlock Bridge RdDuluth, GA 30097SOLICITED BY THE BOARD OF DIRECTORSThe undersigned, revoking all prior proxies heretofore given, hereby appoints Robin Raina and Darren Joseph, and each of them, as proxy, with full power ofsubstitution to represent and vote all of the stock of Ebix, Inc. that the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 9:00a.m., Eastern Time, on November 16, 2018 at Hyatt Place Johns Creek, 11505 Medlock Bridge Rd, Duluth, GA 30097, GA 30022, and any adjournment orpostponement thereof, with all the powers which the undersigned would possess if present.The undersigned hereby acknowledges receipt of the Notice of Special Meeting and Proxy Statement accompanying the proxy.Your shares will be voted in accordance with your instructions. If a vote is not specified, the proxies will vote your shares “FOR” Proposals 1 and 2.The Board of Directors is not aware of any matters likely to be presented for action at the Special Meeting of Stockholders other than the matterslisted on the reverse side of this proxy. However, if any other matters are properly brought before the Special Meeting, the proxies will vote uponsuch matters in accordance with their best judgment.(Continued and to be marked, dated and signed, on the other side)Proxy — EBIX, INC.Important notice regarding the Internet availability of proxy materials for the Special Meeting of Stockholders.The Proxy Statement is available at:www.envisionreports.com/EBIXqIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q